UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2009
TRIDENT MICROSYSTEMS, INC.
(Exact name of registrant as specified in its charter)
0-20784
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	77-0156584 (I.R.S. Employer Identification No.)
3408 Garrett Drive
Santa Clara, California 95054-2803
(Address of principal executive offices, with zip code)
(408) 764-8808
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On July 27, 2009, Trident Microsystems, Inc. (the “Company”) issued a press release announcing its operating and financial results for the quarter ended June 30, 2009, and intends to discuss the financial results announced in the press release during a related conference call to be held on July 27, 2009. The financial tables included with the press release also show operating and financial results for the year ended June 30, 2009. The press release and conference call contain forward-looking statements regarding the Company and include cautionary statements identifying factors that could cause actual results to differ materially from those anticipated. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated herein in its entirety by reference.
     The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
     Included in the press release is financial information prepared on a Generally Accepted Accounting Principles (“GAAP”) basis, as well as certain non-GAAP information. As required by Regulation G, the press release contains a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures as well as a discussion of management’s uses of, and rationale for presenting, the non-GAAP financial measures. To supplement the consolidated financial results prepared under GAAP, the Company uses a non-GAAP conforming, or non-GAAP, measure of net income that is GAAP net income adjusted to exclude certain costs, expenses and gains. Non-GAAP net income gives an indication of the Company’s baseline performance before gains, losses or other charges that are considered by management to be outside the Company’s core operating results. In addition, non-GAAP net income is among the primary indicators management uses as a basis for planning and forecasting future periods. These measures are not in accordance with, or an alternative for, GAAP and may be materially different from non-GAAP measures used by other companies. The Company computes non-GAAP net income by adjusting GAAP net income for amortization and impairment of intangible assets from the acquisition of the Company’s Beijing subsidiary and the purchase of the minority interests of the Company’s Taiwan subsidiary (Trident Technologies, Inc.), compensation expense, expenses related to the stock option investigation and related matters, restructuring charges, expenses related to prior software use, write down of certain prepaid royalties, impairment loss, backlog amortization, capital gains and losses and dividend income. A detailed reconciliation between net income on a GAAP basis and non-GAAP net income is provided in a table following non-GAAP Consolidated Statements of Operations included with Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release dated July 27, 2009, announcing financial information for the quarter ended June 30, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 27, 2009

TRIDENT MICROSYSTEMS, INC.
/s/ David L. Teichmann
David L. Teichmann
Senior Vice President, General Counsel and Corporate Secretary